Subsequent Events (Notes)	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 19 – Subsequent Events (Unaudited)

Information Subsequent to February 26, 2014 Date of Independent Registered Public Accounting Firm Report

On February 16, 2014, we and our partner executed an amendment to the governing documents that removed our power to direct whether the Bluegrass Pipeline (see Note 3 – Variable Interest Entities) moved forward. As a result, we determined that we were no longer the primary beneficiary as of that date and we deconsolidated the Bluegrass Pipeline and began reporting our 50 percent interest as an equity-method investment. There was no gain or loss recognized upon deconsolidation. Completion of the Bluegrass Pipeline is subject to execution of customer contracts sufficient to support the project. Although discussions with potential customers continue, we have not received sufficient executed customer commitments to support the continued development of the project. Considering this and other factors, our management decided in April 2014 to discontinue further funding of the project at this time. Given these developments, the capitalized project development costs at the Bluegrass Pipeline entity, as well as the Moss Lake entities, were written off as of March 31, 2014, and as a result, we recognized $70 million in related equity losses in the first quarter of 2014.

In March 2014, WPZ completed a registered offering of debt securities consisting of $1 billion of 4.3 percent senior notes due 2024 and $500 million of 5.4 percent senior notes due 2044. The proceeds were used to repay amounts outstanding under WPZ’s commercial paper program, to fund capital expenditures, and for general partnership purposes.

As of May 22, 2014, $370 million is outstanding under WPZ’s commercial paper program.